Exhibit 10.1

ELEVENTH AMENDMENT
TO
NOTE AND SECURITY AGREEMENT

This ELEVENTH AMENDMENT (this “Amendment”) TO NOTE AND SECURITY AGREEMENT effective as of September 30, 2025 amends that certain Note and Security Agreement dated November 14, 2024, as amended, restated, supplemented and otherwise modified from time to time up to the date hereof (the “Note”), among CH CAPITAL LENDING, LLC, a Delaware limited liability company (the “Lender”), HALL OF FAME RESORT & ENTERTAINMENT COMPANY, a Delaware corporation (“HOFREC”), HOF VILLAGE NEWCO, LLC, a Delaware limited liability company (“NewCo”), HOF VILLAGE RETAIL I, LLC, a Delaware limited liability company (“HOF VR I”), HOF VILLAGE RETAIL II, LLC, a Delaware limited liability company (“HOF VR II”, and collectively with HOFREC, NewCo and HOF VR I, each a “Borrower” and, collectively, jointly and severally, “Borrowers”).   Capitalized terms not otherwise defined herein shall have the meaning set forth in the Note.

WHEREAS, on May 7, 2025, HOFREC, HOFV Holdings, LLC (“Parent”) and certain other parties entered into the Agreement and Plan of Merger (the “Merger Agreement”) relating to the Take Private Transaction;

WHEREAS, on September 5, 2025, Parent and Lender delivered to HOFREC, among other things, a Notice of Termination of the Merger Agreement (the “Termination Notice”) effective September 17, 2025 (the “Termination Date”), absent the earlier cure by HOFREC of the defaults under the Merger Agreement enumerated in the Termination Notice;

WHEREAS, on September 30, 2025, Parent and Lender delivered to HOFREC  a notice of extension of the Termination Date to October 17, 2025 (the “Extension”), pursuant to which the Parent agreed to forbear from exercising its rights and remedies under the Merger Agreement until October 17, 2025 absent any earlier default by HOFREC of its obligations under and pursuant to the Merger Agreement other than the obligations arising under Section 7.2(g) of the Merger Agreement;

WHEREAS, Lender’s willingness to grant the Extension is subject to the Lender and the Borrowers amending certain provisions of the Note to, among other things, reflect the foregoing agreements; and

WHEREAS, pursuant to Section 7.05 of the Note, the Note may be amended by a written agreement signed by the Borrowers and Lender.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and other good and valuable consideration, the undersigned agree as follows:

1.          The definition of “Facility Amount” in Section 1 of the Note is amended and restated in its entirety to read as follows: ““Facility Amount” means $20,000,000.”

2.         The definition of “Maturity Date” in Section 1 of the Note is amended and restated in its entirety to read as follows: ““Maturity Date” means the earliest to occur of (i) October 17, 2025, (ii) the closing of the Take Private Transaction, (iii) the Termination Date, as such term is defined in any definitive agreement and plan of merger entered in connection with the Take Private Transaction, if applicable, and (iv) the occurrence of an Event of Default.”

3.            Section 5.06 of the Note is hereby amended and restated in its entirety to read as follows:

“5.06     Milestones.  HOFREC and Lender will use their respective commercially reasonable best efforts to achieve the Take Private Transaction deal milestones mutually agreed by the parties hereto including, without limitation, Lender will cooperate and support HOFREC’s efforts to obtain the necessary consents from the holders of the 8% Convertible Notes due 2025 and, in the event a proposal is forthcoming, Lender will direct its management and legal and financial advisors to promptly evaluate the proposed terms and respond with respect to the feasibility of any such proposal from the perspective of the capital structure of HOFV Holdings, LLC post-merger and any recommended adjustments thereto; provided that the failure by either HOFREC or Lender to comply with this covenant shall not give rise to a breach under the Merger Agreement or impact the determination of whether the condition to closing set forth in Section 7.2(g) of the Merger Agreement has been satisfied.

               HOFREC will and will cause each of its affiliates to use its and their best efforts to:

 (a)          cooperate and support Lender’s and its affiliates preparation of the documentation necessary to facilitate the expeditious transfer of all collateral granted to Lender and any of its affiliates under this Note and any of the IRG Affiliate Debt Documents to Lender and/or its designees pursuant to appropriate foreclosure proceedings selected by Lender, such proceedings to be initiated on October 20,  2025 or such later date as Lender shall stipulate;

 (b)         assist Lender and its affiliates in discussions with various other creditors of HOFREC and/or its affiliates regarding outstanding indebtedness and liens held by such creditors, and any consents, amendments or modifications necessary in connection with the contemplated foreclosure proceedings

 (c)            effective with the initiation of any foreclosure proceedings, grant Lender and/or its affiliates a license to use specified trade names owned by HOFREC and its affiliates; and

 (d)            effective with the initiation of any foreclosure proceedings, enter into a transition services agreement with Lender and/or its affiliates in form and substance satisfactory to Lender pursuant to which Lender and/or its affiliates, following the completion of the foreclosure process, will continue to support the day-to-day operations of HOFREC utilizing existing employees and facilities to enable HOFREC to continue operation of the business in the ordinary course of business, including, without limitation, fulfilling HOFEC’s contractual commitments for various events scheduled for October.”

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4.           HOFREC represents and warrants that on September 15, 2025 and September 30, 2025, the HOFREC Board authorized and directed HOFREC management to take appropriate steps to cooperate with Lender in the preparation of the necessary agreements, instruments and documents relating to the foreclosure of various properties that provide collateral for the loans and other financial accommodations issued and outstanding pursuant to the Note and the IRG Affiliate Debt Documents, pursuant to one or more warranty deeds and such other documents, instruments, agreements and certificates, and upon such terms and conditions as may be required by Lender and the applicable title company insuring such conveyance, in each case at any time after the occurrence of any event of default under the Subject IRG Debt Instruments (as defined in the Termination Notice) (including non-payment of the balance of all loans made pursuant to the Note and the Subject IRG Debt Instruments in full) and directed HOFREC management to take all appropriate action to carry out and make effective such action as approved by the HOFREC Board.

5.          Except as expressly amended in accordance with this Amendment, the Note and the Loan Documents (as defined in the Note) shall remain unmodified and in full force and effect. Any reference to the Note in any other document shall refer to the Note as amended hereby. In the event of any conflict between the terms of the Note and the terms of this Amendment, the terms of this Amendment shall control.

6.            This Amendment may be executed, including by electronic transmission, in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same instrument.

7.           This Amendment shall be construed and enforced in accordance with the laws of the State of New York without regard to the application of the principles of conflicts or choice or laws (other than New York General Obligations Law 5-1401 and 5-1402).

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment on the day and year first indicated above.

BORROWERS:

HALL OF FAME RESORT & ENTERTAINMENT COMPANY, a Delaware corporation

By:	/s/ Lisa Gould
Name: Lisa Gould Title: Executive Vice President of Business Administration

HOF VILLAGE NEWCO, LLC, a Delaware limited liability company

By:	/s/ Lisa Gould
Name: Lisa Gould Title: Executive Vice President of Business Administration

HOF VILLAGE RETAIL I, LLC, a Delaware limited liability company

By:	/s/ Lisa Gould
Name: Lisa Gould Title: Executive Vice President of Business Administration

HOF VILLAGE RETAIL II, LLC, a Delaware limited liability company

By:	/s/ Lisa Gould
Name: Lisa Gould Title: Executive Vice President of Business Administration

LENDER:

CH CAPITAL LENDING, LLC, a Delaware limited liability company

By: Holdings SPE Manager, LLC, its Manager

By:	/s/ Richard H. Klein
Name: Richard H. Klein Title: Chief Financial Officer

AGREED AND ACKNOWLEDGED:

IRG, LLC, a Nevada limited liability company

By: S.L. Properties, Inc., its Manager

By:	/s/ Stuart Lichter
Name: Stuart Lichter
Title: President

MIDWEST LENDER FUND, LLC, a Delaware
limited liability company

By: S.L. Properties, Inc., its Manager

By:	/s/ Stuart Lichter
Name: Stuart Lichter
Title: President